UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Liberty Broadband Corporation

(Name of Registrant as Specified In Its Charter)
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LIBERTY BROADBAND CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
April 10, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 8:15 a.m., Mountain time, on May 19, 2020. Due to concerns about the coronavirus, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Broadband.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
The proxy materials relating to the annual meeting are first being mailed on or about April 15, 2020.

LIBERTY BROADBAND CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on May 19, 2020
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 8:15 a.m., Mountain time, on May 19, 2020. Due to concerns about the coronavirus (COVID-19), this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020. At the annual meeting, you will be asked to consider and vote on the following proposals:
1.
A proposal (which we refer to as the election of directors proposal) to elect John C. Malone and John E. Welsh III to continue serving as Class III members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal; and

2.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on March 31, 2020, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Broadband Investor Relations at (844) 826-8735. The holders of record of our Series C common stock, par value $0.01 per share, are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal and recommends that you vote “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.
Votes may be cast electronically during the annual meeting via the Internet or by proxy prior to the meeting by telephone, via the Internet, or by mail.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 19, 2020: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2019 Annual Report to Stockholders are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April 10, 2020
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

PROXY STATEMENT SUMMARY
2020 ANNUAL MEETING OF STOCKHOLDERS
WHEN 8:15 a.m., Mountain time, on May 19, 2020 WHERE The annual meeting can be accessed virtually via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2020
ITEMS OF BUSINESS
1.
Election of directors proposal—To elect John C. Malone and John E. Welsh III to continue serving as Class III members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal.

2.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.

Such other business as may properly come before the annual meeting.

RECORD DATE 5:00 p.m., New York City time, on March 31, 2020	WHO MAY VOTE Holders of shares of LBRDA and LBRDB Holders of shares of LBRDK are NOT eligible to vote at the annual meeting
PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors proposal	✓ FOR THE NOMINEES	8
Auditors ratification proposal	✓ FOR	12
 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

LIBERTY BROADBAND CORPORATION
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2020 Annual Meeting of Stockholders to be held at 8:15 a.m., Mountain time, on May 19, 2020 or at any adjournment or postponement of the annual meeting. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2020. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LBRDA), and Series B common stock, par value $0.01 per share (LBRDB). The holders of our Series C common stock, par value $0.01 per share (LBRDK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LBRDA, LBRDB and LBRDK together as our common stock.
THE ANNUAL MEETING
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8745 (outside the United States (303) 562-9277). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 8:15 a.m., Mountain time, on May 19, 2020. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020.
Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect John C. Malone and John E. Welsh III to continue serving as Class III members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal; and

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 1

Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting also constitutes presence in person for purposes of quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of LBRDA and LBRDB, as recorded in our stock register as of 5:00 p.m., New York City time, on March 31, 2020 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
Votes Required
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting also constitutes presence in person for purposes of each required vote.
Votes You Have
At the annual meeting, holders of shares of LBRDA will have one vote per share and holders of shares of LBRDB will have ten votes per share, in each case, that our records show are owned as of the record date.
Recommendation of Our Board of Directors	Our board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.
Shares Outstanding
As of the record date, 26,493,328 shares of LBRDA and 2,451,828 shares of LBRDB were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 710 and 46 record holders of LBRDA and LBRDB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
Voting Procedures for Record Holders
Holders of record of LBRDA and LBRDB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2020. To enter the annual meeting, holders will need the 16-digit control
2 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

THE ANNUAL MEETING
number that is printed in the box marked by the arrow on their proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 19, 2020.
Instructions for voting prior to the annual meeting by using the telephone or the Internet are printed on the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” the auditors ratification proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal, and it will have the same effect as a vote “AGAINST” the auditors ratification proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LBRDA or LBRDB or how to change your vote or revoke your proxy.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 18, 2020.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 3

Solicitation of Proxies
We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Broadband Investor Relations at (844) 826-8735 or Broadridge at (888) 789-8745 (outside the United States (303) 562-9277).
Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of LBRDA and LBRDB, which are our company’s voting securities. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
The security ownership information is given as of February 29, 2020, and, in the case of percentage ownership information, is based upon (1) 26,493,328 shares of LBRDA, (2) 2,451,828 shares of LBRDB and (3) 152,957,832 shares of LBRDK, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	1,268,781(1)	4.8	48.8
	LBRDB	2,363,834(1)	96.4
	LBRDK	2,959,112(1)	1.9
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LBRDA	1,963,817(2)	7.4	*
	LBRDB	—	—
	LBRDK	13,922,852(3)	9.1
Clearbridge Investments, LLC 620 8th Avenue New York, NY 10018	LBRDA	1,559,444(4)	5.9	3.0
	LBRDB	—	—
	LBRDK	2,091,762(5)	1.4
FPR Partners, LLC 199 Fremont Street, Suite 2500 San Francisco, CA 94105	LBRDA	1,502,364(6)	5.7	3.0
	LBRDB	—	—
	LBRDK	1,097,875(7)	*

*
Less than 1%

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Based on Amendment No. 5 to Schedule 13G, filed February 12, 2020 by The Vanguard Group (Vanguard), which states that with respect to shares of LBRDA, Vanguard has shared dispositive power over 9,686 shares, sole dispositive power over 1,954,131 shares and sole voting power over 11,864 shares.

(3)
Based on Amendment No. 5 to Schedule 13G, filed February 12, 2020 by Vanguard, which states that, with respect to shares of LBRDK, Vanguard has shared dispositive power over 108,815 shares, sole dispositive power over 13,814,037 shares, shared voting power over 29,849 shares and sole voting power over 85,722 shares.

(4)
Based on Amendment No. 5 to Schedule 13G, filed February 14, 2020 by Clearbridge Investments, LLC (Clearbridge) with respect to LBRDA shares, which states that Clearbridge has sole voting power over 1,546,683 shares and sole dispositive power over 1,559,444 shares.

(5)
Based on Form 13F, filed February 14, 2020 by Clearbridge with respect to LBRDK shares, which states that Clearbridge has shared investment discretion over 2,091,762 shares and sole voting power over 2,072,818 shares.

(6)
Based on Amendment No. 1 to Schedule 13G, filed February 14, 2020 jointly by FPR Partners, LLC (FPR), Andrew Raab and Bob Peck, which states that FPR has sole voting power and sole dispositive power over 1,502,364 LBRDA shares and, Mr. Raab and Mr. Peck have shared voting power and shared dispositive power over 1,502,364 LBRDA shares.

(7)
Based on Form 13F, filed February 14, 2020 by FPR, which states that FPR has sole investment discretion and sole voting power over 1,097,875 LBRDK shares.

LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 5

Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of LBRDA, LBRDB and LBRDK. The security ownership information with respect to our common stock is given as of February 29, 2020, and, in the case of percentage ownership information, is based upon (1) 26,493,328 shares of LBRDA, (2) 2,451,828 shares of LBRDB and (3) 152,957,832 shares of LBRDK, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 29, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board	LBRDA	1,269(1)(2)(3)	4.8	48.8
	LBRDB	2,364(1)(4)(5)	96.4
	LBRDK	2,959(1)(2)(5)	1.9
Gregory B. Maffei President, Chief Executive Officer and Director	LBRDA	459(6)(7)(8)	1.7	1.1
	LBRDB	9	*
	LBRDK	2,788(6)(7)(8)(9)	1.8
Julie D. Frist Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	1,147(10)	*
Richard R. Green Director	LBRDA	**(11)	*	*
	LBRDB	—	—
	LBRDK	23(9)(11)	*
J. David Wargo Director	LBRDA	93(12)(13)	*	*
	LBRDB	—	—
	LBRDK	310(9)(12)(13)	*
John E. Welsh III Director	LBRDA	5	*	*
	LBRDB	—	—
	LBRDK	18(9)	*
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	—	—
Albert E. Rosenthaler Chief Corporate Development Officer	LBRDA	17	*	*
	LBRDB	—	—
	LBRDK	35	*
Renee L. Wilm Chief Legal Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	—	—
Mark D. Carleton Senior Advisor and Former Chief Financial Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	37	*
6 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Richard N. Baer Former Chief Legal Officer and Chief Administrative Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	—	—
All directors and executive officers as a group (9 persons)	LBRDA	1,843(1)(2)(3)(6)(7)(8)(11)(12)(13)	7.0	50.1
	LBRDB	2,373(1)(4)(5)	96.8
	LBRDK	7,281(1)(2)(5)(6)(7)(8)(9)(10)(11)(12)(13)	4.7
*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 25,444 LBRDA shares, 57,641 LBRDB shares and 227,299 LBRDK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone, are trustees. Mrs. Malone has the right to revoke such trust at any time.

(2)
Includes 153,226 shares of LBRDA and 1,303,500 shares of LBRDK pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility; 1,025,445 shares of LBRDA and 263,642 shares of LBRDK pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) in connection with certain margin loan facilities extended by Merrill Lynch; and 1,000,000 shares of LBRDK pledged to Bank of America (BoA) in connection with loan facilities and a “zero-cost collar” extended by BoA.

(3)
Includes 62,500 shares of LBRDA held by The Malone Family Land Preservation Foundation and 27,610 shares of LBRDA held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(4)
Includes 27,171 shares of LBRDB held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(5)
Includes 122,649 shares of LBRDB and 391,970 shares of LBRDK held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
Includes 86,248 shares of LBRDA and 208,197 shares of LBRDK held by the Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

(7)
Includes 154,490 shares of LBRDA and 576,252 shares of LBRDK held by a grantor retained annuity trust.

(8)
Includes 11,097 LBRDA shares and 396,834 LBRDK shares, which are available in support of a line of credit with Morgan Stanley Private Bank, National Association.

(9)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2020.

LBRDK
Gregory B. Maffei	1,541,483
Richard R. Green	21,707
J. David Wargo	31,607
John E. Welsh, III	18,010
Total	1,612,807

(10)
Mrs. Frist was appointed as a director of our company effective as of March 2, 2020. Based on information provided as of March 2, 2020, Mrs. Frist beneficially owns 1,147,256 shares of LBRDK, which includes (i) 601,507 shares held directly or indirectly by Thomas F. Frist III, Mrs. Frist’s husband, (ii) 471,396 shares held by trusts for which Mrs. Frist’s direct family are the beneficiaries and Mrs. Frist is the trustee, (iii) 62,540 shares held by trusts for which Mrs. Frist’s children are the beneficiaries and Mrs. Frist is the trustee, (iv) 10,107 shares held by trusts for which Mrs. Frist’s children are the beneficiaries, and (v) 1,706 shares held by trusts for which Mrs. Frist’s relatives are beneficiaries and Mrs. Frist is the trustee. Mrs. Frist disclaims beneficial ownership of these securities except to the extent of her pecuniary interest therein.

(11)
Includes 165 shares of LBRDA and 429 shares of LBRDK held by Dr. Green’s wife, as to which Dr. Green disclaims beneficial ownership.

(12)
Includes 901 shares of LBRDA and 2,357 shares of LBRDK held by Mr. Wargo’s spouse and 4,265 shares of LBRDA and 11,168 shares of LBRDK held by Mr. Wargo’s brother as to which, in each case, Mr. Wargo has disclaimed beneficial ownership.

(13)
Includes (i) 83,364 shares of LBRDA and 254,434 shares of LBRDK pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo; and (ii) 1,200 shares of LBRDA and 1,200 shares of LBRDK held by Mr. Wargo’s brother that are pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo’s brother.

Changes in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 7

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of six directors, divided among three classes. Our Class III directors, whose term will expire at the annual meeting, are John C. Malone and John E. Welsh III. These directors are nominated for election to our board to continue to serve as Class III directors, and we have been informed that each of Messrs. Malone and Welsh is willing to continue to serve as a director of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2023. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2021, are Julie D. Frist and J. David Wargo. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2022, are Richard R. Green and Gregory B. Maffei.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the two nominees for election as directors at the annual meeting and the four directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Director
John C. Malone
•
Age: 79

•
Chairman of the Board of our company.

•
Professional Background: Mr. Malone has served as the Chairman of the Board of our company since November 2014. He served as Chairman of the Board of Qurate Retail, Inc. (formerly named Liberty Interactive Corporation, Qurate Retail), including its predecessor, from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (TCI) from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

•
Other Public Company Directorships: Mr. Malone has served as (i) Chairman of the Board of GCI Liberty, Inc. (GCI Liberty) since March 2018, (ii) a director of Qurate Retail (including its predecessor) since 1994 and served as Chairman of the Board of Qurate Retail (including its predecessor) from 1994 to March 2018, (iii) Chairman of the Board of Liberty Media Corporation (Liberty Media) (including its predecessor) since August 2011 and as a director since December 2010, (iv) Chairman of the Board of Liberty Global plc (LGP) since June 2013, having previously served as Chairman of the Board of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013, Chairman of the Board of LGI’s predecessor, Liberty Media International, Inc. (LMI), from March 2004 to June 2005, and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005, (v) a director of Liberty Latin America Ltd. since December 2017 and (vi) a director of Discovery, Inc. (Discovery), which was formerly known as Discovery Communications, Inc. (Discovery Communications) since September 2008 and a director of Discovery Communications’ predecessor, Discovery Holding Company (DHC), from May 2005 to September 2008 and as Chairman of the Board from March 2005 to September 2008. Previously, he served as (i) Chairman of the Board of Liberty Expedia Holdings, Inc. (Liberty Expedia) from November 2016 to July 2019, (ii) a director of Lions Gate Entertainment Corp. from March 2015 to September 2018, (iii) a director of Charter Communications, Inc. (Charter) from May 2013 to July 2018, (iv) a director of Expedia, Inc. from December 2012 to December 2017, having previously served as a director from August 2005 to November 2012, (v) the Chairman of the Board of Liberty TripAdvisor

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PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Holdings, Inc. (Liberty TripAdvisor) from August 2014 to June 2015, (vi) a director of Sirius XM Holdings Inc. (Sirius XM) from April 2009 to May 2013, (vii) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (viii) a director of Live Nation Entertainment, Inc. (Live Nation) from January 2010 to February 2011, (ix) Chairman of the Board of DIRECTV and its predecessors from February 2008 to June 2010 and (x) a director of IAC/InterActive Corp from May 2006 to June 2010.
•
Board Membership Qualifications: Mr. Malone, as President of TCI, co-founded Qurate Retail’s former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

John E. Welsh III
•
Age: 69

•
A director of our company.

•
Professional Background: Mr. Welsh has served as a director of our company since November 2014. Mr. Welsh has served as the President of Avalon Capital Partners LLC, an investment firm, since 2002. He served as a director of CIP Management LLC from October 2000 to December 2002 and as Managing Director and Vice-Chairman of the Board of SkyTel Communications, Inc. from 1992 to 1999. Prior to 1992, Mr. Welsh was Managing Director of Investment Banking of Prudential Securities, Inc. and Co-Head of the Mergers and Acquisitions Department.

•
Other Public Company Directorships: Mr. Welsh served as a director of General Cable Corp. from 1997 to June 2018 and Chairman of the Board from August 2001 to June 2018. He also served as a director of Spreckels Industries, Inc. and York International, Inc. from 1996 to 2000, and Integrated Electrical Services Corp. from 2006 to 2013.

•
Board Membership Qualifications: Mr. Welsh brings to the board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

Director Whose Term Expires in 2021
Julie D. Frist
•
Age: 49

•
A director of our company.

•
Professional Background: Mrs. Frist has served as a director of our company since March 2020. She has served as Vice-Chair of CapStar Financial Holdings, Inc. since December 2015 and a director of CapStar Bank since its founding in 2008. Mrs. Frist held various positions with the Investment Banking Division (Corporate Finance) and the Private Client Group of Goldman Sachs between 1993-1998. In 1998, she joined Bruckmann, Rosser, Sherrill & Co., a New York-based private equity firm, where she worked as a Vice President until 2000. Mrs. Frist currently serves on several non-profit boards including The Frist Foundation and the Community Foundation of Middle Tennessee. She also serves on the Advisory Board of Teach for America—Nashville and is a member of the Board of Dean’s Advisors at Harvard Business School. Mrs. Frist is a former board member of St. Paul’s School, the Ensworth School and the American Red Cross (Nashville Chapter).

•
Other Public Company Directorships: Mrs. Frist has served as a director of CapStar Bank since its founding in 2008.

•
Board Membership Qualifications: Mrs. Frist’s educational background, experience in the financial services industry and significant involvement in the non-profit community give her beneficial insight and enable her to make valuable contributions as a member of our board.

LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 9

J. David Wargo
•
Age: 66

•
A director of our company.

•
Professional Background: Mr. Wargo has served as a director of our company since March 2015. Mr. Wargo is the founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry (Wargo & Company), and has served as its president since 1993. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008. Prior to starting Wargo & Company, he was a managing director and senior analyst of The Putnam Companies from 1989 to 1992, senior vice president and a partner in Marble Arch Partners from 1985 to 1989 and senior analyst, assistant director of research and a partner in State Street Research and Management Company from 1978 to 1985.

•
Other Public Company Directorships: Mr. Wargo has served as a director of Liberty TripAdvisor since August 2014. Mr. Wargo has also served as a director of LGP since June 2013, having previously served as a director of LGI, LGP’s predecessor, from June 2005 to June 2013 and as a director of LGI’s predecessor, LMI, from May 2004 to June 2005. He has served as a director of Vobile Group Limited since January 2018, as a director of Discovery since September 2008, having previously served as a director of Discovery Communications’ predecessor, DHC, from May 2005 to September 2008, and as a director of Strategic Education, Inc. (formerly Strayer Education, Inc.) from March 2001 to April 2019.

•
Board Membership Qualifications: Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of investment and financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.

Directors Whose Term Expires in 2022
Gregory B. Maffei
•
Age: 59

•
Chief Executive Officer, President and a director of our company.

•
Professional Background: Mr. Maffei has served as a director and the President and Chief Executive Officer of our company since June 2014. Mr. Maffei has also served as the President and Chief Executive Officer and a director of GCI Liberty since March 2018. He has served as President and Chief Executive Officer of Liberty Media (including its predecessor) since May 2007 and Liberty TripAdvisor since July 2013. He has served as the Chairman of the Board of Qurate Retail (including its predecessor), since March 2018, and as a director of Qurate Retail (including its predecessor) since November 2005. Mr. Maffei also served as the President and Chief Executive Officer of Qurate Retail (including its predecessor) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation (Oracle), Chairman of the Board, President and Chief Executive Officer of 360networks Corporation (360networks), and Chief Financial Officer of Microsoft Corporation (Microsoft).

•
Other Public Company Directorships: Mr. Maffei has served as (i) a director of Liberty Media (including its predecessor) since May 2007, (ii) Chairman of the Board of Qurate Retail since March 2018 and a director of Qurate Retail (including its predecessor) since November 2005, (iii) Chairman of the Board of Liberty TripAdvisor since June 2015 and a director since July 2013, (iv) a director of GCI Liberty since March 2018, (v) the Chairman of the Board of TripAdvisor, Inc. since February 2013, (vi) the Chairman of the Board of Live Nation since March 2013 and as a director since February 2011, (vii) the Chairman of the Board of Sirius XM since April 2013 and as a director since March 2009, (viii) a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015 and (ix) a director of Charter since May 2013. Mr. Maffei served as (i) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016, (ii) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (iii) a director of Electronic Arts, Inc. from June 2003 to July 2013, (iv) a director of DIRECTV and its predecessors from February 2008 to June 2010 and (v) the Chairman of the Board of Pandora Media, Inc. from September 2017 to February 2019.

•
Board Membership Qualifications: Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail (including its predecessor), GCI Liberty, Liberty Media, Liberty TripAdvisor, Oracle, 360networks and Microsoft, and his public company board

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PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.
Richard R. Green
•
Age: 82

•
A director of our company.

•
Professional Background: Dr. Green has served as a director of our company since November 2014. For over 20 years, Dr. Green served as President and Chief Executive Officer of CableLabs® before retiring in December 2009. Prior to joining CableLabs®, he was a senior vice president at PBS from 1984 through 1988 and served as a director of CBS’s Advanced Television Technology Laboratory from 1980 through 1983. Dr. Green is a Professor of Engineering and Director of the Center of Technology and Innovation at the University of Denver. He also serves as a director of Jones/NCTI, a Jones Knowledge Company, which is a workforce performance solutions company for individuals and broadband companies.

•
Other Public Company Directorships: Dr. Green has served as a director of GCI Liberty since March 2018 and a director of LGP and its predecessors since December 2008. He has also served as a director of Shaw Communications, Inc., a telecommunications company based in Canada, since 2010.

•
Board Membership Qualifications: Dr. Green brings to the board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the board’s collective qualifications, skills and attributes.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect Messrs. Malone and Welsh as Class III members of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each nominee to our board of directors.
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 11

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2020.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
Audit Fees and All Other Fees
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2019 and 2018 and fees billed for other services rendered by KPMG LLP.
	2019	2018
Audit fees	$471,200	$626,300
Audit related fees	—	—
Audit and audit related fees	471,200	626,300
Tax fees(1)	7,900	3,300
Total fees	$479,100	$629,600

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of  $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the
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PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. John E. Welsh III currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2019 were approved in accordance with the terms of the policy.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 13

MANAGEMENT AND GOVERNANCE MATTERS
Executive Officers
The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, who also serves as a director of our company and who is listed under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company.
Name	Positions
Albert E. Rosenthaler Age: 60	Mr. Rosenthaler has served as Chief Corporate Development Officer of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor since October 2016 and GCI Liberty since March 2018. He previously served as Chief Corporate Development Officer of Liberty Expedia from October 2016 to July 2019 and Chief Tax Officer of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. Prior to that, he served as a Senior Vice President of our company from June 2014 to December 2015, Liberty Media (including its predecessor) from May 2007 to December 2015, Qurate Retail (including its predecessor) from April 2002 to December 2015, and Liberty TripAdvisor from July 2013 to December 2015.
Brian J. Wendling Age: 47	Mr. Wendling has served as Chief Accounting Officer and Principal Financial Officer of our company, Liberty Media, Qurate Retail and GCI Liberty since January 2020 and July 2019, respectively. He previously served as Senior Vice President and Controller of each of our company, Liberty Media and Qurate Retail from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019. In addition, Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016, and he previously served as Vice President and Controller of Liberty TripAdvisor from August 2014 to December 2015. He previously served as Senior Vice President of Liberty Expedia from March 2016 to July 2019, and Vice President and Controller of Liberty Media (including its predecessor) from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999.
Renee L. Wilm Age: 46	Ms. Wilm has served as Chief Legal Officer of our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and GCI Liberty since September 2019. Previously, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
Code of Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertybroadband.com.
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MANAGEMENT AND GOVERNANCE MATTERS
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Julie D. Frist, Richard R. Green, J. David Wargo and John E. Welsh III qualifies as an independent director of our company.
Board Composition
As described above under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to board candidates, see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Leadership Structure
Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group.
Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are John C. Malone and Gregory B. Maffei. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Compensation Committee
Our board of directors has established a compensation committee, whose chairman is J. David Wargo and whose other members are Julie D. Frist, Richard R. Green and John E. Welsh III. See “—Director Independence” above.
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 15

In November 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Liberty Media) from Liberty Media was completed (the Broadband Spin-Off). In connection with the Broadband Spin-Off, we entered into a Services Agreement, dated November 4, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services. The compensation committee evaluates the services fee under the services agreement on at least an annual basis although in 2019, our compensation committee determined to delay its evaluation due to the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement. In addition, the compensation committee may approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2019 (see “Executive Compensation—Compensation Discussion and Analysis”).
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer or chief corporate development officer to perform services for our company outside the services agreement, the compensation committee will review and approve corporate goals and objectives relevant to the compensation of any such person. The compensation committee also oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertybroadband.com.
Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
J. David Wargo
Julie D. Frist
Richard R. Green
John E. Welsh III
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2019 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose chairman is Richard R. Green and whose other members are Julie D. Frist, J. David Wargo and John E. Welsh III. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
Board Criteria. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating
16 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

MANAGEMENT AND GOVERNANCE MATTERS
a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
Director Candidate Identification Process. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 17

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
The members of our nominating and corporate governance committee have determined that Messrs. Malone and Welsh, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nomination was approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertybroadband.com.
Audit Committee
Our board of directors has established an audit committee, whose chairman is John E. Welsh III and whose other members are Richard R. Green and J. David Wargo. See “—Director Independence” above.
Our board of directors has determined that Mr. Welsh is our company’s “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
appointing or replacing our independent auditors;

•
reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
confirming compliance with applicable SEC and stock exchange rules; and

•
preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertybroadband.com.
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MANAGEMENT AND GOVERNANCE MATTERS
Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 (the 2019 Form 10-K), which was filed on February 3, 2020 with the SEC.
Submitted by the Members of the Audit Committee
John E. Welsh III
Richard R. Green
J. David Wargo
Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2019, there were four meetings of our full board of directors, no meetings of our executive committee, six meetings of our compensation committee, one meeting of our nominating and corporate governance committee and five meetings of our audit committee. Each incumbent director attended in person or by telephone 100% of the meetings of both the board of directors and the committees on which he served.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend the 2020 annual meeting of our stockholders and to attend future annual meetings of our stockholders. Four of our five directors attended our 2019 annual meeting of stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.
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Executive Sessions
In 2019, the independent directors of our company, then serving, met at four executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Broadband Corporation, c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Julie D. Frist, Richard R. Green, J. David Wargo and John E. Welsh III.
Hedging Disclosure
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
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EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
•
Gregory B. Maffei, our Chief Executive Officer and President;

•
Brian J. Wendling, our Chief Accounting Officer and Principal Financial Officer;

•
Albert E. Rosenthaler, our Chief Corporate Development Officer;

•
Renee L. Wilm, our Chief Legal Officer;

•
Richard N. Baer, our former Chief Legal Officer and Chief Administrative Officer; and

•
Mark D. Carleton, our Senior Advisor and former Chief Financial Officer.

Pursuant to the services agreement (as described below), employees of Liberty Media perform management services for our company for a monthly fee payable to Liberty Media, which is reviewed quarterly by the audit committees of our company and Liberty Media. As described above, our executive officers are comprised of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, each of whom is an employee of Liberty Media and provides executive services to our company under the services agreement. Mr. Carleton served as our Chief Financial Officer until July 1, 2019, following which he remained with our company as Senior Advisor. Mr. Wendling, who had been Senior Vice President and Controller of our company since January 2016, assumed the role of Principal Financial Officer on July 1, 2019 and was appointed Chief Accounting Officer, effective January 1, 2020. Effective September 23, 2019, Richard N. Baer resigned as our Chief Legal Officer and Chief Administrative Officer, and Ms. Wilm assumed the role of Chief Legal Officer of our company. Our executive officers are typically not separately compensated by our company other than with respect to any equity awards relating to our common stock that our compensation committee may determine to grant. All of our named executive officers received equity awards relating to our common stock in 2019.
Compensation Discussion and Analysis
Compensation Overview
Services Agreement
In connection with the Broadband Spin-Off, we entered into the services agreement with Liberty Media in November 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee, except that the annual review for 2019 was postponed to March 2020 following the entry into Mr. Maffei’s new employment agreement). As a result, Liberty Media employees, including our named executive officers, who provide services to our company pursuant to the services agreement, are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock. See “—Equity Incentive Compensation” below for information concerning equity awards that were granted to our named executive officers in 2019. However, as described in more detail in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement” below, we reimbursed Liberty Media for our allocable portion (currently 18.0%) of the one-time cash commitment bonus to which Mr. Maffei became entitled in connection with his new employment arrangement with Liberty Media (the 2019 Maffei Employment Agreement) in addition to certain upfront equity awards we granted to Mr. Maffei under his new employment arrangement.
For the year ended December 31, 2019, we accrued management fees payable to Liberty Media under the services agreement of  $4.4 million. In December 2019, we entered into an amendment to the services agreement with Liberty Media (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei. Under the amended services agreement, beginning in 2020, our company will establish, and pay or grant directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his upfront awards, and we will reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, as described in more detail below in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement”.
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Role of Chief Executive Officer in Compensation Decisions; Setting Executive Compensation
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide any cash compensation to the executive officers, rather it may determine to compensate the executive officers with equity incentive compensation. Prospectively, Mr. Maffei may make recommendations with respect to any equity compensation to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance during the preceding year;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2019 RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
At the 2018 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Broadband present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty Broadband’s executive compensation, as disclosed in our proxy statement for the 2018 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2015 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
Role of Independent Compensation Consultant
In December 2019, our compensation committee approved the amended services agreement and we reimbursed Liberty Media for our allocable portion of Mr. Maffei’s cash commitment bonus and granted equity awards to him in connection with the execution of the amended services agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei” below. Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the media and diversified telecommunication services industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations (the comparable companies).
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to Charter Communications, in which our company owns a meaningful stake, and for which Mr. Maffei’s oversight represents a meaningful portion of his responsibilities for our company. These companies included companies in the media, diversified telecommunication services, communication equipment and wireless telecommunication services industries, and companies with which we believed Charter Communications may compete for executive talent and stockholder investment and also included companies in those industries that are similar to Charter Communications in size, geographic location or complexity of operations.
In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
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EXECUTIVE COMPENSATION
Equity Incentive Compensation
The Liberty Broadband Corporation 2019 Omnibus Incentive Plan (the 2019 incentive plan), provides for the grant of a variety of incentive awards, including stock options, restricted shares, restricted stock units (RSUs), stock appreciation rights (SARs) and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the services agreement, and from the Broadband Spin-Off in 2014 until 2019, we did not separately compensate our executive officers for these services, other than to grant a stock option award to Mr. Maffei in 2014. In addition, Liberty Broadband did not incur any of the costs of the equity awards granted by Liberty Media to its executive officers who provided services to our company during that period. Following a review of this practice, our compensation committee determined to grant the equity awards to Messrs. Maffei, Wendling, Rosenthaler, Baer and Carleton described below after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value given to each named executive officer each year for their service to our company and each of Liberty Media, Qurate Retail, Liberty TripAdvisor and GCI Liberty. Our compensation committee also determined to grant an equity award to Ms. Wilm when she became Chief Legal Officer of our company after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value to be given to her. The proportionate share for each company was determined based 50% on relative market capitalization and 50% on relative time spent by Liberty Media employees on services for our company.
Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders. This will ensure that our executives have a continuing stake in our long-term success. In furtherance of this philosophy, in 2019, our compensation committee granted the following stock options to Mr. Maffei and Ms. Wilm and RSUs to Messrs. Maffei, Wendling, Rosenthaler, Baer and Carleton and Ms. Wilm:
•
In March 2019, our compensation committee determined to grant 41,483 options to purchase LBRDK shares to Mr. Maffei, which vested on December 31, 2019, and expire on March 6, 2026 (the Maffei 2019 Options), and RSUs with respect to 25,388 LBRDK shares to Mr. Maffei (the Maffei 2019 RSUs), 1,112 LBRDK shares to Mr. Wendling (the Wendling 2019 RSUs), 2,539 LBRDK shares to Mr. Rosenthaler (the Rosenthaler 2019 RSUs), 3,400 LBRDK shares to Mr. Baer (the Baer 2019 RSUs) and 2,539 LBRDK shares to Mr. Carleton (the Carleton 2019 RSUs);

•
In November 2019, in connection with Ms. Wilm assuming the role of Chief Legal Officer of our company, our compensation committee granted to Ms. Wilm 25,123 options to purchase LBRDK shares, which options vest 50% on September 23, 2022 and 50% on September 23, 2023, and expire on November 4, 2026 (the Wilm Options), and RSUs with respect to 447 LBRDK shares (the Wilm 2019 RSUs) (together with the Maffei 2019 RSUs, the Wendling 2019 RSUs, the Rosenthaler 2019 RSUs, the Baer 2019 RSUs and the Carleton 2019 RSUs, the 2019 RSUs); and

•
In December 2019, in connection with the execution of Mr. Maffei’s new employment agreement with Liberty Media (see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement”), our compensation committee granted 260,419 options to purchase LBRDK shares to Mr. Maffei, which vest on December 31, 2023, subject to Mr. Maffei’s continued employment, and expire on December 15, 2026 (the Maffei 2019 Term Options).

Our compensation committee reviewed Mr. Maffei’s performance to determine what portion of the Maffei 2019 RSUs would be paid. After assessing his strategic contributions and executive performance, our compensation committee determined to vest 100% of the previously issued Maffei 2019 RSUs. Our compensation committee then reviewed the performance of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm. Our compensation committee also considered the recommendation of Mr. Maffei, who recommended that our committee vest 100% of the 2019 RSUs (excluding Mr. Baer’s 2019 RSUs) based on his assessment of their individual performance and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting of all of the 2019 RSUs for Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm (excluding
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 23

Mr. Baer’s 2019 RSUs) that had been previously granted. With regards to Mr. Baer, and upon the recommendation of Mr. Maffei, our compensation committee vested 75% of Mr. Baer’s 2019 RSUs at the time of his resignation in September 2019.
The other equity awards held by our named executive officers and reported below in “—Outstanding Equity Awards at Fiscal Year-End” (other than the stock options granted to Mr. Maffei in 2014 after the Broadband Spin-Off and the restricted stock awards granted to certain of our named executive officers after the completion of our rights offering in January 2015) were issued as a result of the anti-dilution adjustments applied to their outstanding equity awards relating to Liberty Media common stock at the time of the completion of the Broadband Spin-Off, including their outstanding multi-year grants described below.
Prior to the Broadband Spin-Off, the Liberty Media compensation committee determined to make larger grants that vest between four and five years after grant, rather than making annual grants over the same period. These multi-year stock option grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In that regard, multi-year awards were granted to our executive officers prior to 2014, including to our named executive officers, and, accordingly, the multi-year awards were adjusted in connection with the Broadband Spin-Off pursuant to the anti-dilution provisions of the incentive plans under which they were granted.
Changes for 2020
Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement
As described above, in December 2019, Liberty Media entered into the 2019 Maffei Employment Agreement. The 2019 Maffei Employment Agreement provides for a five-year employment term commencing on January 1, 2020 and ending on December 31, 2024, with an annual base salary, annual cash performance bonus, initial cash commitment bonus, annual equity awards, upfront awards, perquisites and other benefits described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” below. At the same time, our company entered into the amended services agreement. Under the amended services agreement, Liberty Media is responsible for paying or providing annual base salary, the initial commitment bonus, perquisites and other employee benefits, severance benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses will be allocated to, and reimbursed by, our company. Additionally, beginning in 2020, our company has agreed to pay directly to Mr. Maffei the portion of the annual cash performance bonus that is allocated to our company and will grant directly to Mr. Maffei the portions of the annual equity awards and the upfront awards that are allocated to our company. For a description of the terms of the 2019 Maffei Employment Agreement, please see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”
In the event that Mr. Maffei’s services to our company are discontinued and Mr. Maffei remains employed by Liberty Media following such discontinuation (unless the discontinuation of Mr. Maffei’s services to us is for cause (as defined in the 2019 Maffei Employment Agreement)), our company will be required to make a termination payment to Liberty Media pursuant to the amended services agreement representing the net present value of the portion of his compensation allocable to us, including the Maffei 2020 Term Options (defined below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement”) if such award has not been granted prior to such date, from the date of the discontinuation of services to us through December 31 of the following calendar year. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” for other payments and benefits that Mr. Maffei may receive in connection with the termination of his employment at Liberty Media or of his services at our company.
Prior to entering into the amended services agreement with Liberty Media, our compensation committee reviewed information from FW Cook with respect to CEO compensation packages at the comparable companies as described above. See “—Executive Compensation Arrangements—Gregory B. Maffei” for a description of the Maffei 2019 Term Options provided under the 2019 Maffei Employment Agreement.
Recoupment Provisions
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if  (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities
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EXECUTIVE COMPENSATION
laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
Summary Compensation Table
Name and Principal Position (as of 12/31/19)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory B. Maffei President and Chief Executive Officer	2019	—	900,000	2,259,278	9,394,706	—	—	—	12,553,984
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
Brian J. Wendling(4) Principal Financial Officer	2019	—	—	98,957	—	—	—	—	98,957
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2017	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Albert E. Rosenthaler Chief Corporate Development Officer	2019	—	—	225,946	—	—	—	—	225,946
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
Renee L. Wilm(5) Chief Legal Officer	2019	—	—	52,943	777,883	—	—	—	830,826
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2017	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Richard N. Baer(6) Former Chief Legal Officer and Chief Administrative Officer	2019	—	—	302,566	—	—	—	—	302,566
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
Mark D. Carleton(7) Senior Advisor and Former Chief Financial Officer	2019	—	—	225,946	—	—	—	—	225,946
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
(1)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”

(2)
Reflects the grant date fair value of the 2019 RSUs granted to our named executive officers during 2019 as described in “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.” The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2019 (which are included in our 2019 Form 10-K).

(3)
The grant date fair values of the Maffei 2019 Options, Maffei 2019 Term Options and Wilm Options have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2019 (which are included in our 2019 Form 10-K).

(4)
Mr. Wendling was promoted to the Principal Financial Officer role at our company effective July 1, 2019, and the Chief Accounting Officer role at our company effective January 1, 2020, and is a named executive officer of our company for the first time. His compensation for 2018 and 2017 has been omitted in reliance upon the SEC’s interpretive guidance.

(5)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019.

(6)
Mr. Baer resigned as Chief Legal Officer and Chief Administrative Officer of our company effective September 23, 2019.

(7)
Mr. Carleton became a Senior Advisor of our company and was no longer Chief Financial Officer of our company effective July 1, 2019.

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Executive Compensation Arrangements
Gregory B. Maffei
2014 and 2019 Option Grants
On December 17, 2014, Mr. Maffei received a one-time grant of 1,500,000 options to purchase shares of LBRDK at an exercise price of  $48.10 per share (the 2014 Options). One-half of the 2014 Options vested on the fourth anniversary of the grant date and the remaining 2014 Options vested on the fifth anniversary of the grant date. The 2014 Options have a term of ten years. Pursuant to the services agreement, as an employee of Liberty Media, Mr. Maffei provides services to our company and is not separately compensated by our company other than equity awards with respect to our common stock.
In the event of a change in control prior to Mr. Maffei’s termination, all of the 2014 Options will remain exercisable until the end of the term. If Mr. Maffei had been terminated for cause prior to December 31, 2019 (without a prior change in control occurring), then all vested 2014 Options would have expired on the 90th day following such termination. In all other events of termination or if Mr. Maffei had not been terminated prior to December 31, 2019, all vested 2014 Options would have expired at the end of the term. For information about equity awards granted to Mr. Maffei during 2019, see “—Compensation Discussion and Analysis—Equity Incentive Compensation.”
On March 6, 2019, Mr. Maffei received a grant of 41,483 options to purchase shares of LBRDK at an exercise price of  $88.99 per share. The options vested on December 31, 2019 and expire on March 6, 2026.
2019 Maffei Employment Agreement
As described above in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement,” Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of  $3 million (with no contracted increase) and a one-time cash commitment bonus of  $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront equity awards (with an aggregate grant date fair value of  $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of  $17.5 million.
Liberty Media paid Mr. Maffei his $5 million cash commitment bonus in 2019, and we were responsible for reimbursing Liberty Media for our allocable portion (currently 18.0%).
Our company’s portion of the first tranche of the upfront equity awards has an aggregate grant date fair value of $8,100,000 and consists of the 260,419 Maffei 2019 Term Options. The Maffei 2019 Term Options vest on December 31, 2023, subject to Mr. Maffei’s continued employment, except as described below. The second tranche of the upfront equity awards will be granted on or before December 15, 2020, subject to Mr. Maffei’s continued employment on such date or the earlier occurrence of a termination of employment due to death, disability, by the issuing company without cause or by Mr. Maffei for good reason, and are expected to consist of time-vested stock options with respect to LBRDK shares (the Maffei 2020 Term Options). The Maffei 2020 Term Options will vest on December 31, 2024, subject to Mr. Maffei’s continued employment, except as described below.
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement) on or after January 1, 2020, he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments
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over 24 months; (iii) fully vested shares with an aggregate grant date fair value of  $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, GCI Liberty and us; (iv) full vesting of his upfront equity awards (including the grant and full vesting of the Maffei 2020 Term Options if the termination occurs before they have been granted) and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of  $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, GCI Liberty and us; (vi) a lump sum cash payment equal to the greater of  (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, GCI Liberty and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. In addition, if Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement) after January 1, 2020, he will be entitled to full vesting of the upfront equity awards and the annual equity awards, in each case, granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services to us had been terminated by us without cause or by Mr. Maffei for good reason.
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront equity awards granted by us, and if the termination for cause occurs before December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company (including for cause) after December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for our performance-based restricted stock units for the grant year, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason on or after January 1, 2020, he will be entitled to pro rata vesting of the upfront equity awards granted by our company (based on the number of days that have elapsed from the grant date and a four-year vesting period). If such termination occurs on or after January 1, 2020, he will also be entitled to pro rata vesting of his annual equity awards for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of  $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria are determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us.
Equity Incentive Plans
The 2019 incentive plan is designed, and prior to its expiration, the Liberty Broadband Corporation 2014 Omnibus Incentive Plan (amended and restated March 11, 2015) as amended (the 2014 incentive plan) was designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to
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encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 6,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of  $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full board of directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan is the only incentive plan under which awards will be made.
In connection with the Broadband Spin-Off, new equity incentive awards with respect to our common stock (new Broadband awards) were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Liberty Media common stock which had been granted to various directors, officers and employees and consultants of Liberty Media and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Liberty Media board of directors or the compensation committee thereof. These new Broadband awards were issued pursuant to the Liberty Broadband Corporation Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the new Broadband awards but cannot be used to make any additional grants following the Broadband Spin-Off.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2019, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2019, which consisted of employees located in the U.S. representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiary, Skyhook Holding, Inc., on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for calendar year 2019, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2019. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for calendar year 2019, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$12,553,984
Median Employee Total Annual Compensation	$147,122
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	85:1
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In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei received the Maffei 2019 Term Options. The Maffei 2019 Term Options, granted in December 2019, had an aggregate grant date fair value of $8,338,747. Given that this grant was made outside of our normal, annual compensation practices, we have also included a ratio that eliminates from the total compensation the grant date fair value of the Maffei 2019 Term Options:
Chief Executive Officer Total Annual Compensation (without Maffei 2019 Term Options)	$4,215,237
Median Employee Total Annual Compensation	$147,122
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	29:1
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Grants of Plan-Based Awards
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2019 to the named executive officers.
			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Committee Action Date	Threshold (#)(1)	Target (#)(1)	Maximum (#)
Gregory B. Maffei
LBRDK	03/06/2019(2)	—	—	—	—	—	41,483(3)	88.99	1,055,960
LBRDK	03/06/2019(4)	—	—	25,388	—	—	—	—	2,259,278
LBRDK	12/15/2019	12/14/2019(5)	—	—	—	—	260,419(6)	121.89	8,338,747
Brian J. Wendling
LBRDK	03/06/2019(4)	—	—	1,112	—	—	—	—	98,957
Albert E. Rosenthaler
LBRDK	03/06/2019(4)	—	—	2,539	—	—	—	—	225,946
Renee L. Wilm
LBRDK	11/04/2019	10/30/2019(7)	—	—	—	—	25,123(8)	118.44	777,883
LBRDK	11/04/2019	10/30/2019(7)	—	447	—	—	—	—	52,943
Richard N. Baer
LBRDK	03/06/2019(4)	—	—	3,400(9)	—	—	—	—	302,566
Mark D. Carleton
LBRDK	03/06/2019(4)	—	—	2,539	—	—	—	—	225,946
(1)
The terms of each of the 2019 RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the award holder assuming our compensation committee determined not to reduce such payout after considering the performance of each named executive officer. For the actual 2019 RSUs that vested, see “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(2)
Award granted under the 2014 incentive plan.

(3)
Vested in full on December 31, 2019.

(4)
Award granted under the 2014 incentive plan. Reflects the date on which our compensation committee established the terms of the 2019 RSUs as described under “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(5)
Award granted under the 2019 incentive plan. Reflects the date on which our compensation committee established the terms of the Maffei 2019 Term Options as described under “—Executive Compensation Arrangement—Gregory B. Maffei—2019 Maffei Employment Agreement.”

(6)
Vests in full on December 31, 2023.

(7)
Reflects the date on which our compensation committee established the terms of the Wilm Options and Wilm 2019 RSUs.

(8)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

(9)
Vested 75% on October 4, 2019, and the remaining 25% was forfeited in connection with Mr. Baer’s resignation from our company.

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Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2019 and held by the named executive officers (with the exception of Mr. Baer, who had no outstanding equity awards as of December 31, 2019).
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LBRDK	1,500,000	—	—	48.10	12/17/2024	—	—
LBRDK	41,483	—	—	88.99	03/06/2026	—	—
LBRDK	—	260,419(1)	—	121.89	12/15/2026	—	—
RSU Award
LBRDK	—	—	—	—	—	25,388(2)	3,192,541
Brian J. Wendling
RSU Award
LBRDK	—	—	—	—	—	1,112(2)	139,834
Albert E. Rosenthaler
RSU Award
LBRDK	—	—	—	—	—	2,539(2)	319,279
Renee L. Wilm
Option Award
LBRDK	—	25,123(3)	—	118.44	11/04/2026	—	—
RSU Award
LBRDK	—	—	—	—	—	447(2)	56,210
Mark D. Carleton
RSU Award
LBRDK	—	—	—	—	—	2,539(2)	319,279
(1)
Vests in full on December 31, 2023.

(2)
Represents the target number of 2019 RSUs that each of Mr. Maffei, Mr. Wendling, Mr. Rosenthaler, Ms. Wilm and Mr. Carleton, respectively, could earn based on performance in 2019.

(3)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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Option Exercises and Stock Vested
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers, in each case, during the year ended December 31, 2019.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LBRDA	290,395	24,573,225	—	—
LBRDK	586,838	49,253,313	—	—
Brian J. Wendling
LBRDA	—	—	—	—
LBRDK	—	—	—	—
Albert E. Rosenthaler
LBRDA	—	—	—	—
LBRDK	—	—	—	—
Renee L. Wilm
LBRDA	—	—	—	—
LBRDK	—	—	—	—
Richard N. Baer
LBRDA	—	—	—	—
LBRDK	—	—	2,550	268,184
Mark D. Carleton
LBRDA	18,248	1,177,178	—	—
LBRDK	36,878	2,383,425	—	—
(1)
Includes shares withheld in payment of withholding taxes at election of holder.

Potential Payments Upon Termination or Change in Control
The following table sets forth the potential payments to our named executive officers if their employment with our company had terminated or a change in control had occurred, in each case, as of December 31, 2019, other than Mr. Baer who resigned in September 2019. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the tables are based on the closing market price on December 31, 2019 for our Series C common stock, which was $125.75. The value of the options shown in the table is based on the spread between the exercise price of the award and this closing market price.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein).
Voluntary Termination
Each of the named executive officers, other than Ms. Wilm, holds equity awards that were issued under the transitional plan. The 2014 Options and Maffei 2019 Options held by Mr. Maffei and the 2019 RSUs held by Messrs. Maffei, Wendling, Rosenthaler, Baer and Carleton were issued under the 2014 incentive plan. The Maffei 2019 Term Options, Wilm Options and Wilm 2019 RSUs were issued under the 2019 incentive plan. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer generally would only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Additionally, vesting of 75% of the Baer 2019 RSUs was accelerated following Mr. Baer’s departure from our company in September 2019, and the value realized upon such vesting is reflected in “—Option Exercises
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and Stock Vested” above. Our named executive officers are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment for any reason. Other than as described above, no severance benefits would have been due to Mr. Maffei upon a voluntary termination during 2019. The foregoing discussion assumes that the named executive officers voluntarily terminated his or her respective employment without good reason. See “—Termination Without Cause or for Good Reason” below for a discussion of potential payments and benefits upon a named executive officer’s voluntary termination of his or her employment for good reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and unvested RSUs under the existing incentive plans would generally be forfeited by any named executive officer (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights) who is terminated for “cause.” However, if Mr. Maffei’s employment had been terminated for cause as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Unless there is a different definition in the applicable award agreement, each of the transitional plan, the 2014 incentive plan and the 2019 incentive plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the 2014 Options and the Maffei 2019 Term Options, “cause,” as defined in the award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights under his award agreements, including for his 2014 Options, to exercise vested options following a termination for “cause.” See “—Executive Compensation Arrangements.”
Termination Without Cause or for Good Reason
Pursuant to the award agreements for the 2014 Options and Maffei 2019 Options, Mr. Maffei’s 2014 Options and Maffei 2019 Options would have remained outstanding and expire at the end of the term upon a termination of his employment by our company without cause or by him for good reason. As of December 31, 2019, Mr. Maffei’s unvested equity awards consisted of the Maffei 2019 Term Options and the Maffei 2019 RSUs. The Maffei 2019 Term Options would have been forfeited upon a termination of his employment without cause or for good reason as of December 31, 2019. If Mr. Maffei’s employment had been terminated by our company without cause or by him for good reason as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. Maffei would not have been entitled to any severance pay or other benefits from our company upon a termination without cause or for good reason, assuming a termination date as of December 31, 2019.
As of December 31, 2019, the only unvested equity awards of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm were their 2019 RSUs and the Wilm Options. The 2019 RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee if these officers had been terminated without cause as of December 31, 2019. The Wilm Options provide for vesting upon a termination of employment without cause of those options that would have vested during the 12-month period following the termination date if such person had remained an employee, plus a pro rata portion of the remaining unvested options based on the portion of the vesting period elapsed through the termination date. None of these officers is entitled to any severance pay or other benefits upon a termination without cause.
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Death
In the event of death of any of the named executive officers as of December 31, 2019, the incentive plans and applicable award agreements would have provided for vesting in full of any outstanding options and unvested RSUs. See “—Executive Compensation Arrangements” above. None of the named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2019.
Disability
If the employment of any of the named executive officers had been terminated as of December 31, 2019 due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting in full of any outstanding options and unvested RSUs. See “—Executive Compensation Arrangements” above. None of the named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2019.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of any outstanding options (other than the Maffei 2019 Term Options) and unvested RSUs held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards, other than the Maffei 2019 Term Options, would vest in full in the case of a change in control described in the last bullet.
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Benefits Payable Upon Termination or Change in Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Options	117,999,915(1)	117,999,915(1)	117,999,915(2)	119,005,132(3)	119,005,132(3)	117,999,915(4)
RSUs	3,192,541(5)	3,192,541(5)	3,192,541(2)	3,192,541(3)	3,192,541(3)	3,192,541(4)
Total	121,192,456	121,192,456	121,192,456	122,197,673	122,197,673	121,192,456
Brian J. Wendling
RSUs	—(5)	—(5)	139,834(6)	139,834(3)	139,834(3)	139,834(4)
Total	—	—	139,834	139,834	139,834	139,834
Albert E. Rosenthaler
RSUs	—(5)	—(5)	319,279(6)	319,279(3)	319,279(3)	319,279(4)
Total	—	—	319,279	319,279	319,279	319,279
Renee L. Wilm
Options	—(5)	—(5)	64,072(6)	183,649(3)	183,649(3)	183,649(4)
RSUs	—(5)	—(5)	56,210(6)	56,210(3)	56,210(3)	56,210(4)
Total	—	—	120,282	239,859	239,859	239,859
Mark D. Carleton
RSUs	—(5)	—(5)	319,279(6)	319,279(3)	319,279(3)	319,279(4)
Total	—	—	319,279	319,279	319,279	319,279

(1)
Based on the number of vested options held by the named executive officer as of December 31, 2019. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(2)
If Mr. Maffei’s employment had been terminated by our company without cause or by him for good reason as of December 31, 2019, his 2014 Options and Maffei 2019 Options would have remained outstanding and expire at the end of the term, his Maffei 2019 Term Options would have been forfeited and his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee.

(3)
Based on the number of options, whether unvested or vested but not yet exercised, and unvested RSUs held by the named executive officer as of December 31, 2019. Also, if Mr. Maffei’s employment had terminated due to death or disability as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(4)
Based on (i) the number of 2014 Options and Maffei 2019 Options held by Mr. Maffei, (ii) the number of unvested 2019 RSUs held by Messrs. Maffei, Wendling, Rosenthaler and Carleton and Ms. Wilm and (iii) the number of unvested Wilm Options held by Ms. Wilm. Upon a change in control, we have assumed for purposes of the tabular presentation above that the 2019 RSUs and the Wilm Options would vest in full.

(5)
If Mr. Maffei’s employment had been terminated without good reason or for cause as of December 31, 2019, his Maffei 2019 RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Each of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm would have forfeited his or her 2019 RSUs if his or her employment had been terminated without good reason or for cause as of December 31, 2019. Ms. Wilm would have forfeited her Wilm Options if her employment had been terminated by her without good reason or by the company for cause as of December 31, 2019.

(6)
Based on (i) the number of unvested 2019 RSUs held by Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm at December 31, 2019 and (ii) the number of unvested Wilm Options that would have vested pursuant to the forward-vesting provisions in her award agreement if she had been terminated without cause at December 31, 2019. For more information see “the “Outstanding Equity Awards at Fiscal Year-End” table and above.

LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 35

DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $159,000 (which we refer to as the director fee) for 2020 ($156,000 for 2019), of which fee each director was permitted to elect to receive 50%, 75% or 100% of such director fee in RSUs or options to purchase LBRDK, which will vest one year from the date of grant, with the remainder payable in cash. The awards issued to our directors with respect to their service on our board in 2019 were issued in December 2018. See “—Director RSU Grants” and “—Director Option Grants” below for information on the equity awards granted in 2019 to the nonemployee directors with respect to service on our board in 2020. Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2019 and 2020, with each member thereof receiving an additional annual fee of  $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairman of each such committee instead receives an additional annual fee of  $25,000, $15,000 and $15,000, respectively, for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Equity Incentive Plans
As discussed above, awards granted to our nonemployee directors under the 2019 incentive plan are currently administered by our full board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our board of directors may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
As described above, in connection with the Broadband Spin-Off, our company’s board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Broadband Spin-Off in connection with adjustments made to awards previously granted by Liberty Media with respect to its common stock.
Director RSU Grants
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 10, 2019, Dr. Green was granted RSUs with respect to 677 shares of LBRDK. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
Director Option Grants
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 10, 2019, Mr. Wargo was granted options to purchase 5,289 LBRDK shares, and Mr. Welsh was granted options to purchase 2,645 LBRDK shares, at an exercise price equal to $118.43, which was the closing price of such stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
Stock Ownership Guidelines
In March 2016, our board of directors adopted stock ownership guidelines that require each nonemployee director (other than Mr. Malone) to own shares of our company’s stock equal to at least 1.5 times the value of the nonemployee director fee. Nonemployee directors will have five years from the later of  (i) the effective date of the guidelines and (ii) the nonemployee director’s initial appointment to our board to comply with these guidelines.
36 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

DIRECTOR COMPENSATION
Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
John C. Malone	—	—	—	—	—
Richard R. Green	118,000	80,177	—	—	198,177
J. David Wargo	40,000	—	164,929	—	204,929
John E. Welsh III	123,000	—	82,480	18,431(5)	223,911
(1)
John C. Malone, the Chairman of the Board of our company, received no compensation for serving as a director of our company during 2019. Gregory B. Maffei, who served as a director of our company in 2019 and is currently a named executive officer, received no compensation for serving as a director of our company during 2019. Julie D. Frist was not a director of our company during 2019.

(2)
As of December 31, 2019, our then-serving directors (other than Mr. Maffei, whose equity awards are listed in “Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards:

	John C. Malone	Richard R. Green	J. David Wargo	John E. Welsh III
Options (#)
LBRDK	—	21,707	36,896	20,655
RSUs (#)
LBRDK	—	677	—	—
(3)
Reflects the grant date fair value of RSUs awarded to Dr. Green, which has been computed based on the closing price of LBRDK shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2019 (which are included in our 2019 Form 10-K).

(5)
Includes health insurance premiums of  $18,431 paid by our company for the benefit of John E. Welsh III.

LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 37

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2019 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty Broadband Corporation 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(1)
LBRDA	—	—
LBRDB	—	—
LBRDK	1,612,807	$50.02
Liberty Broadband Corporation 2019 Omnibus Incentive Plan			5,689,521(2)
LBRDA	—	—
LBRDB	—	—
LBRDK	309,355	$121.34
Equity compensation plans not approved by security holders:
Liberty Broadband Corporation Transitional Stock Adjustment Plan, as amended(3)			—(3)
LBRDA	4,166	$47.92
LBRDB	—	—
LBRDK	9,383	$46.45
Total
LBRDA	4,166
LBRDB	—
LBRDK	1,931,545
			5,689,521

(1)
Upon adoption of the 2019 incentive plan, the board of directors ceased making any further grants under the 2014 incentive plan.

(2)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(3)
The transitional plan was previously approved by our board of directors and our former parent company, Liberty Media, as sole stockholder, in connection with the Broadband Spin-Off. The transitional plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards granted by Liberty Media with respect to its common stock. As a result, no further grants are permitted under this plan.

38 | LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2020 which will take place on May 19, 2020. Based solely on the date of our 2020 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 16, 2020 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2021 (the 2021 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than February 18, 2021 and not later than March 22, 2021 to be considered for presentation at the 2021 annual meeting. We currently anticipate that the 2021 annual meeting will be held during the second quarter of 2021. If the 2021 annual meeting takes place more than 30 days before or 30 days after May 19, 2021 (the anniversary of the 2020 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2021 annual meeting is communicated to stockholders or public disclosure of the date of the 2021 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2021 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertybroadband.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2019 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8735, and we will provide you with the 2019 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY BROADBAND CORPORATION  2020 PROXY STATEMENT | 39

Liberty BROADBAND

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O LIBERTY BROADBAND CORPORATION
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 18, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LBRD2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 18, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D08906-P35450

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIBERTY BROADBAND CORPORATION

The Board of Directors recommends a vote FOR each nominee listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) John C. Malone
02) John E. Welsh III

The Board of Directors recommends a vote FOR Proposal 2.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

D08907-P35450

LIBERTY BROADBAND CORPORATION
Annual Meeting of Stockholders
May 19, 2020, 8:15 a.m. Mountain time
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:15 a.m., Mountain time, on May 19, 2020, via a live webcast accessible at **www.virtualshareholdermeeting.com/LBRD2020** and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE